Exhibit 99.1

Harmonic Announces Third Quarter 2011 Results

Quarterly Revenue Up 7% Year-Over-Year on Pro Forma Basis; Driven by Video Processing Wins with Leading Media Companies and Service Providers Worldwide

SAN JOSE, Calif.—October 27, 2011—Harmonic Inc. (NASDAQ: HLIT), a global leader in video infrastructure solutions, today announced its preliminary and unaudited results for the quarter ended September 30, 2011. Results for 2011 include full quarterly contributions from Omneon Inc., and results for the third quarter of 2010 include two weeks of contributions from Omneon, which was acquired on September 15, 2010.

Net revenue for the third quarter of 2011 was $138.9 million, up from $104.8 million in the third quarter of 2010. International sales represented 51% of total revenue for the third quarter of 2011. For the first nine months of 2011, net revenue was $405.7 million, up from $285.1 million in the same period of 2010. Total bookings in the third quarter of 2011 were approximately $141.4 million, up from approximately $107.5 million for the third quarter of 2010.

The Company reported GAAP net income for the third quarter of 2011 of $3.5 million, or $0.03 per diluted share, compared to a net loss of $0.4 million, or ($0.00) per diluted share, for the third quarter of 2010. For the first nine months of 2011, GAAP net income was $4.5 million, or $0.04 per diluted share, compared to $9.4 million, or $0.10 per diluted share, for the same period of 2010.

Non-GAAP net income for the third quarter of 2011 was $12.7 million, or $0.11 per diluted share, compared to $9.0 million, or $0.09 per diluted share, for the same period of 2010. For the first nine months of 2011, non-GAAP net income was $33.5 million, or $0.29 per diluted share, compared to $23.9 million, or $0.24 per diluted share, for the same period of 2010. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Net Income Reconciliation” below.

For the third quarter of 2011, Harmonic had GAAP gross margins of 46% and GAAP operating margins of 3%, compared to 45% and 2%, respectively, for the same period of 2010. Non-GAAP gross margins and non-GAAP operating margins were 51% and 12%, respectively, for the third quarter of 2011, compared to 49% and 12%, respectively, for the same period of 2010.

As of September 30, 2011, the Company had cash, cash equivalents and short-term investments of $140.9 million, up from $134.3 million as of July 1, 2011.

“During the third quarter, we were pleased to see our domestic business rebound, up 24% from the previous quarter,” said Patrick Harshman, President and Chief Executive Officer. “For the first nine months of 2011, our video processing revenue grew 23% from the same period last year. During the third quarter, we built on this momentum by introducing powerful new video products that will enable our global customers to move forward on a range of new Internet, multiscreen and traditional video services. We remain focused on further capitalizing on our broad technological and market leadership and profitably growing our business.”

Business Outlook

Harmonic anticipates net revenue to be in the range of $135 million to $145 million for the fourth quarter of 2011. GAAP gross margins and operating expenses for the third quarter of 2011 are expected to be in the range of 44.5% to 46.5% and $57 million to $59 million, respectively. Non-GAAP gross margins and operating expenses for the third quarter of 2011, which will exclude charges for stock-based compensation and the amortization of intangibles, are anticipated to be in the range of 49.5% to 51.5% and $51 million to $53 million, respectively.

Conference Call Information

Harmonic will host a conference call today to discuss its financial results at 2:00 P.M. Pacific (5:00 P.M. Eastern). A listen-only broadcast of the conference call can be accessed on the Company’s website at www.harmonicinc.com or by calling +1.706.634.9047 (conference identification code 51970042). The replay will be available after 6:00 p.m. Pacific at the same website address or by calling +1.706.645.9291 (conference identification code 51970042).

About Harmonic Inc.

Harmonic Inc. (NASDAQ: HLIT) provides infrastructure that powers the video economy. The company enables content and service providers to efficiently create, prepare, and deliver differentiated video services for television and new media platforms. More information is available at www.harmonicinc.com.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: our final results for the third quarter ended September 30, 2011; our introduction of powerful new video products that will enable our global customers to move forward on a range of new Internet, multiscreen and traditional video services; our focus on capitalizing on our broad technological and market leadership and profitably growing our business; and net revenue, GAAP gross margins, GAAP operating expenses, non-GAAP gross margins and non-GAAP operating expenses for the fourth quarter of 2011. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include the possibility, in no particular order, that: we will not be able to fully integrate Omneon into our business as effectively or efficiently as expected and Omneon does not provide Harmonic with the benefits that we expected from the acquisition; the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace, or at all; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite and telco and broadcast and media industries; customer concentration and consolidation; the impact of general economic conditions, including as a result of recent turmoil in the global financial markets, particularly on our European and other international sales and operations; our ability to develop and introduce new and enhanced products and market acceptance of new or existing Harmonic products; losses of one or more key customers; risks associated with Harmonic’s international operations; inventory management; the lack of timely availability of parts or raw materials necessary to produce our products; the impact of increases in the prices of raw materials and oil; the effect of competition; difficulties associated with rapid technological changes in Harmonic’s markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers; and sole or limited source suppliers; the effect on Harmonic’s business of natural disasters, such as the adverse impact of the recent floods in Thailand on the supply and price of disk drives and optical components used in the Company’s products; and the risks that our international sales and support center will not provide the operational or tax benefits that we anticipate or that its expenses exceed our plans. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2010, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.

EDITOR’S NOTE – Product and company names used herein are trademarks or registered trademarks of their respective owners.

CONTACTS:

Carolyn V. Aver	Michael Newman
Chief Financial Officer	Investor Relations
Harmonic Inc.	StreetConnect
(408) 542-2500	(408) 542-2760

Harmonic Inc.

Condensed Consolidated Balance Sheets

(Unaudited)

	September 30, 2011	December 31, 2010
	(In thousands)
ASSETS
Current assets:
Cash and cash equivalents	$75,235	$96,533
Short-term investments	65,648	23,838
Accounts receivable, net	116,429	101,652
Inventories	65,155	58,065
Deferred income taxes	39,849	39,849
Prepaid expenses and other current assets	22,133	28,614

Total current assets	384,449	348,551

Property and equipment, net	39,379	39,825
Goodwill, intangibles and other assets	309,612	332,010

Total assets	$733,440	$720,386

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$30,918	$26,300
Income taxes payable	655	6,791
Deferred revenue	37,125	46,279
Accrued liabilities	39,761	51,283

Total current liabilities	108,459	130,653

Income taxes payable, long-term	49,855	48,883
Deferred income taxes, long-term	12,570	14,849
Other non-current liabilities	8,502	5,798

Total liabilities	179,386	200,183

Stockholders’ equity:
Common stock	2,427,116	2,397,783
Accumulated deficit	(1,872,416)	(1,876,868)
Accumulated other comprehensive loss	(646)	(712)

Total stockholders’ equity	554,054	520,203

Total liabilities and stockholders’ equity	$733,440	$720,386

Harmonic Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

	Three months ended		Nine months ended
	September 30, 2011	October 1, 2010	September 30, 2011	October 1, 2010
	(In thousands, except per share amounts)
Net revenue	$138,871	$104,784	$405,702	$285,149
Cost of revenue	74,910	57,252	218,058	151,130

Gross profit	63,961	47,532	187,644	134,019

Operating expenses:
Research and development	25,638	19,002	77,449	52,946
Selling, general and administrative	32,254	25,999	98,361	70,917
Amortization of intangibles	2,229	959	6,688	2,026

Total operating expenses	60,121	45,960	182,498	125,889

Income from operations	3,840	1,572	5,146	8,130

Interest and other income (expense), net	471	(240)	231	71

Income before income taxes	4,311	1,332	5,377	8,201

Provision for (benefit from) income taxes	765	1,693	925	(1,202)

Net income (loss)	$3,546	$(361)	$4,452	$9,403

Net income (loss) per share:
Basic	$0.03	$(0.00)	$0.04	$0.10

Diluted	$0.03	$(0.00)	$0.04	$0.10

Weighted average shares:
Basic	115,791	100,246	114,855	97,975
Diluted	116,208	100,246	116,005	98,672

Harmonic Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Nine months ended
	September 30, 2011	October 1, 2010
	(In thousands)
Cash flows from operating activities:
Net income	$4,452	$9,403
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of intangibles	22,767	8,904
Depreciation	10,306	6,696
Stock-based compensation	16,099	10,180
Net loss on disposal of fixed assets	450	73
Deferred income taxes	(2,218)	(57)
Other non-cash adjustments, net	564	1,344
Changes in assets and liabilities:
Accounts receivable, net	(14,783)	(10,531)
Inventories	(7,157)	(11,088)
Prepaid expenses and other assets	7,176	(1,786)
Accounts payable	5,117	(1,898)
Deferred revenue	(9,610)	994
Income taxes payable	(5,927)	(104)
Accrued excess facility costs	120	(5,230)
Accrued and other liabilities	(6,967)	(5,688)

Net cash provided by operating activities	20,389	1,212

Cash flows from investing activities:
Purchases of investments	(76,164)	(39,035)
Proceeds from sales and maturities of investments	33,770	116,298
Acquisition of property and equipment	(12,373)	(29,837)
Acquisition of Omneon	—	(153,254)
Other acquisitions	(250)	—

Net cash used in investing activities	(55,017)	(105,828)

Cash flows from financing activities:
Proceeds from lease financing liability	—	18,833
Proceeds from issuance of common stock, net	13,301	3,918

Net cash provided by financing activities	13,301	22,751

Effect of exchange rate changes on cash and cash equivalents	29	(89)

Net decrease in cash and cash equivalents	(21,298)	(81,954)
Cash and cash equivalents at beginning of period	96,533	152,477

Cash and cash equivalents at end of period	$75,235	$70,523

Use of Non-GAAP Financial Measures

In establishing operating budgets, managing its business performance, and setting internal measurement targets, the Company excludes a number of items required by GAAP. Management believes that these accounting charges and credits, most of which are non-cash or non-recurring in nature, are not useful in managing its operations and business. Historically, the Company has also publicly presented these supplemental non-GAAP measures in order to assist the investment community to see the Company “through the eyes of management,” and thereby enhance understanding of its operating performance. The non-GAAP measures presented here are gross margins, operating expense, net income and net income per share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements contained in this presentation. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures. These adjustments are excess facilities charges, severance charges, acquisition related costs, discrete tax items and adjustments and non-cash items, such as stock-based compensation expense, amortization of intangibles and the fair value write-up of acquired inventories sold.

Harmonic Inc.

GAAP to Non-GAAP Net Income Reconciliation

(Unaudited)

	Three months ended
	September 30, 2011			October 1, 2010
	Gross Profit	Operating Expense	Net Income	Gross Profit	Operating Expense	Net Income (Loss)
	(In thousands, except per share amounts)
GAAP	$63,961	$60,121	$3,546	$47,532	$45,960	$(361)

Cost of revenue related to stock-based compensation expense	843	—	843	516	—	516
Purchase accounting fair value adjustments related to inventory	—	—	—	412	—	412
Research and development expense related to stock-based compensation expense	—	(1,658)	1,658	—	(1,169)	1,169
Selling, general and administrative expense related to stock-based compensation expense	—	(2,504)	2,504	—	(1,833)	1,833
Selling, general and administrative expense related to excess facility costs and
severance costs	—	—	—	—	(563)	563
Acquisition costs related to Omneon	—	—	—	—	(3,303)	3,303
Amortization of intangibles	5,446	(2,229)	7,675	2,714	(959)	3,673
Discrete tax items and adjustments	—	—	(3,483)	—	—	(2,147)

Non-GAAP	$70,250	$53,730	$12,743	$51,174	$38,133	$8,961

GAAP net income (loss) per share - basic			$0.03			$(0.00)

GAAP net income (loss) per share - diluted			$0.03			$(0.00)

Non-GAAP net income per share - basic			$0.11			$0.09

Non-GAAP net income per share - diluted			$0.11			$0.09

Shares used in per share calculation - basic			115,791			100,246

Shares used in per share calculation - diluted, GAAP			116,208			100,246

Shares used in per share calculation - diluted, Non-GAAP			116,208			100,941

	Nine months ended
	September 30, 2011			October 1, 2010
	Gross Profit	Operating Expense	Net Income	Gross Profit	Operating Expense	Net Income
	(In thousands, except per share amounts)
GAAP	$187,644	$182,498	$4,452	$134,019	$125,889	$9,403

Cost of revenue related to stock-based compensation expense	2,352	—	2,352	1,521	—	1,521
Purchase accounting fair value adjustments related to inventory	—	—	—	412	—	412
Research and development expense related to stock-based compensation expense	—	(5,265)	5,265	—	(3,435)	3,435
Selling, general and administrative expense related to stock-based compensation expense	—	(8,482)	8,482	—	(5,224)	5,224
Selling, general and administrative expense related to excess facility costs, severance
costs and other non-recurring expenses	—	(409)	409	—	(770)	770
Acquisition costs related to Omneon	—	—	—	—	(5,692)	5,692
Amortization of intangibles	16,079	(6,688)	22,767	6,878	(2,026)	8,904
Discrete tax items and adjustments	—	—	(10,238)	—	—	(11,449)

Non-GAAP	$206,075	$161,654	$33,489	$142,830	$108,742	$23,912

GAAP net income per share - basic			$0.04			$0.10

GAAP net income per share - diluted			$0.04			$0.10

Non-GAAP net income per share - basic			$0.29			$0.24

Non-GAAP net income per share - diluted			$0.29			$0.24

Shares used in per share calculation - basic			114,855			97,975

Shares used in per share calculation - diluted, GAAP			116,005			98,672

Shares used in per share calculation - diluted, Non-GAAP			116,005			98,672

Harmonic Inc.

Proforma Revenue Information

(Unaudited)

	Three months ended								Year ended		Three months ended
	April 2, 2010		July 2, 2010		October 1, 2010		December 31, 2010		December 31, 2010		April 1, 2011		July 1, 2011		September 30, 2011
	(In thousands, except percentages)
Product
Video Processing	$38,890	34%	$49,998	39%	$51,005	39%	$63,005	45%	$202,898	40%	$63,758	47%	$51,525	38%	$57,027	41%
Production and Playout	24,828	22%	26,589	21%	26,024	20%	27,699	20%	105,140	21%	22,408	17%	25,453	19%	26,619	19%
Edge and Access	35,544	32%	34,263	27%	34,712	27%	30,787	22%	135,306	26%	31,176	23%	40,178	30%	38,308	28%
Services and Support	13,777	12%	16,623	13%	17,760	14%	17,514	13%	65,674	13%	17,566	13%	16,840	13%	16,917	12%

Total	$113,039	100%	$127,473	100%	$129,501	100%	$139,005	100%	$509,018	100%	$134,908	100%	$133,996	100%	$138,871	100%

Geography
United States	$49,632	44%	$65,456	51%	$62,415	48%	$64,230	46%	$241,733	47%	$60,608	45%	$55,578	41%	$68,718	49%
International	63,407	56%	62,017	49%	67,086	52%	74,775	54%	267,285	53%	74,300	55%	78,418	59%	70,153	51%

Total	$113,039	100%	$127,473	100%	$129,501	100%	$139,005	100%	$509,018	100%	$134,908	100%	$133,996	100%	$138,871	100%

Market
Cable	$56,441	50%	$53,555	42%	$63,419	49%	$65,817	47%	$239,232	47%	$55,950	42%	$64,142	48%	$62,722	45%
Satellite and Telco	25,030	22%	36,218	28%	28,212	22%	28,455	21%	117,915	23%	35,388	26%	28,193	21%	33,974	25%
Broadcast and Media	31,568	28%	37,700	30%	37,870	29%	44,733	32%	151,871	30%	43,570	32%	41,661	31%	42,175	30%

Total	$113,039	100%	$127,473	100%	$129,501	100%	$139,005	100%	$509,018	100%	$134,908	100%	$133,996	100%	$138,871	100%

Note: Data includes a full quarter proforma revenue for Omneon, including certain deferred revenue excluded in reported results, for the periods prior to the three months ended July 1, 2011.